Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO. 6, dated as of April 15, 2021 (this “Sixth Amendment”), among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively with the Parent Borrower, the “Borrowers”), the Lenders and Issuing Lenders party hereto and UBS AG, STAMFORD BRANCH (“UBS”), as Administrative Agent, Collateral Agent and Swingline Lender and, solely for the purposes of Section 6 hereof, the Guarantors. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).

WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Lender, the Lenders and other Issuing Lenders from time to time party thereto are parties to that certain ABL Credit Agreement dated as of April 12, 2018 (as amended by Amendment No. 1, dated as of August 7, 2018, Amendment No. 2, dated as of October 15, 2018, Amendment No. 3, dated as of November 14, 2018, Amendment No. 4, dated as of November 16, 2018, and Amendment No. 5, dated as of September 4, 2020, and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Subsection 2.8 of the Credit Agreement, the Borrowers have requested that the Initial Revolving Commitment outstanding immediately prior to the Sixth Amendment Effective Date (as defined in Section 3 hereof) (the “Existing Revolving Commitment”) of each Lender (the “Extending Revolving Credit Lenders”) be converted to extend the scheduled termination date of such Existing Revolving Commitments and each Extending Revolving Credit Lender has agreed to extend the scheduled termination date of such Existing Revolving Commitments (such Existing Revolving Commitments as extended, the “Extended Initial Revolving Commitments”), in each case subject to the terms and conditions set forth herein;

WHEREAS, pursuant to Subsection 2.8(c) of the Credit Agreement, (i) no consent of any Lender shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to its Commitments (or a portion thereof) and (B) with respect to any Extension of the Commitments, the consent of each Issuing Lender and the Swingline Lender;

WHEREAS, each Extending Revolving Credit Lenders’ Existing Revolving Commitment shall be terminated upon the effectiveness of this Sixth Amendment, and shall be replaced by an Extended Initial Revolving Commitment;

WHEREAS, effective as of the Sixth Amendment Effective Date and pursuant to Subsection 11.1(a) of the Credit Agreement, the Borrowers and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to this Sixth Amendment) agree to the amendments to the Credit Agreement (as so amended, the “Amended Credit Agreement”) as set forth in Section 1 hereto; and

WHEREAS, UBS Securities LLC, Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., Royal Bank of Canada, U.S. Bank National Association, Goldman Sachs Bank USA, Regions Bank, MUFG Union Bank, N.A., Credit Suisse AG, Cayman Islands Branch, Natixis, New York Branch, Crédit Agricole Corporate and Investment Bank, Jefferies Finance LLC and Sumitomo Mitsui Banking Corporation are the joint lead arrangers and joint bookrunners for this Sixth Amendment and the Extended Initial Revolving Commitments (in such capacity, the “Sixth Amendment Lead Arrangers”).

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                      Agreements and Amendment of the Credit Agreement.

(a)            Certain Agreements.

(i)                             Any commitment fees under Subsection 4.5(a) of the Credit Agreement and any Letter of Credit fees under Section 3 of the Credit Agreement, in each case, accrued to, but not including, the Sixth Amendment Effective Date, shall be paid in full in cash on the Sixth Amendment Effective Date (the “Fees Prepayment”), it being understood and agreed that such fees pursuant to such Subsections shall accrue for the account of the Extending Revolving Credit Lenders from and after the Sixth Amendment Effective Date. Any accrued and unpaid interest on Revolving Credit Loans outstanding immediately prior to the Sixth Amendment Effective Date, accrued to, but not including, the Sixth Amendment Effective Date, shall be paid in full in cash on the Sixth Amendment Effective Date (the “Interest Prepayment”), it being understood and agreed that interest shall accrue for the account of the Extending Revolving Credit Lenders from and after the Sixth Amendment Effective Date.

(ii)                            Unless the context shall otherwise require, the Extending Revolving Credit Lenders shall constitute “Revolving Credit Lenders” and “Lenders,” the Extended Initial Revolving Commitments shall constitute “Initial Revolving Commitments”, “Extended Revolving Commitments” and “Commitments” and revolving loans made pursuant to the Extended Initial Revolving Commitments shall constitute “Revolving Credit Loans” and “Loans,” in each case for all purposes of the Amended Credit Agreement and the other Loan Documents. The U.S. Facility Commitment, Canadian Facility Commitment, U.S. Facility L/C Commitment and Canadian Facility L/C Commitment of each Lender shall remain unchanged.

(iii)                           Each Issuing Lender and each Extending Revolving Credit Lender hereby agrees that, notwithstanding the termination of the Existing Revolving Commitments, the Letters of Credit outstanding on the Sixth Amendment Effective Date shall remain outstanding, and each Extending Revolving Credit Lender further agrees that it shall be bound by the applicable provisions of Section 3 of the Amended Credit Agreement in respect thereof.

(b)           Initial Amendments. The Credit Agreement is, effective as of the Sixth Amendment Effective Date, hereby amended as follows:

(i)                             Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

““Erroneous Distribution”: as defined in Subsection 10.5.”

““Extended Initial Revolving Commitments”: as defined in the Sixth Amendment. As of the Sixth Amendment Effective Date, immediately after giving effect to the Sixth Amendment, the aggregate amount of the Extended Initial Revolving Commitments of the Lenders is $611,000,000. Unless the context shall otherwise require, Extended Initial Revolving Commitments shall constitute “Initial Revolving Commitments” and “Commitments” and revolving loans made pursuant to the Extended Initial Revolving Commitments shall constitute “Revolving Credit Loans” and “Loans,” in each case for all purposes of this Agreement and the other Loan Documents.”

““Sixth Amendment”: the Sixth Amendment to Credit Agreement, dated as of April 15, 2021, by and among the Loan Parties, the Revolving Credit Lenders and Issuing Lenders party thereto, the Administrative Agent and Swingline Lender.”

““Sixth Amendment Effective Date”: April 15, 2021.”

(ii)                            Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Designated Foreign Currency” to eliminate the reference to “, Sterling”.

(iii)                           Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Dollar Equivalent” to (1) eliminate clause (d) thereunder and (2) replace “(e)” with “(d)”.

(iv)                          Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Interest Period” to (1) eliminate the reference to “two,” in clauses (a) and (b) thereunder and (2) insert “(other than a one week Interest Period)” after “shorter period” under clause (a) and (b) thereunder;

(v)                           Subsection 1.1 of the Credit Agreement is hereby amended by eliminating the defined terms “Sterling” and “£”.

(vi)                          Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “LIBOR Rate” to (1) replace the first paragraph thereof with the following:

“with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum equal to the ICE Benchmark Administration (or any successor organization) LIBOR Rate (“ICE LIBOR”), as published by Reuters (being currently (x) with respect to Dollars, the page designated as “LIBO” and (y) with respect to Euro, the page designated as “EURIBOR01”) (or other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time and as consented to by the Borrower Representative), at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period, for deposits in Dollars or a Designated Foreign Currency (other than Canadian Dollars), as applicable (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that, to the extent than an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” shall be the Interpolated Screen Rate.”

and (2) insert “, at the Borrower Representative’s request,” after the reference to “determining interest rates for loans in Dollars or any Designated Foreign Currency, then” therein.

(vii)                         Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Termination Date” in its entirely as follows:

““Termination Date”: April 12, 2026.”

(viii)                        Subsections 2.1(a)(I)(ii)(y) and 2.1(a)(II)(ii)(y) of the Credit Agreement are hereby amended by eliminating the words “ or Sterling” thereunder.

(ix)                           Subsection 2.2 of the Credit Agreement is hereby amended by (1) eliminating clause (y) thereunder and (2) replacing “(z)” with “(y)”.

(x)                            Subsection 4.3 of the Credit Agreement is hereby amended by (1) eliminating clause (x) thereunder, (2) replacing “(y)” with “(x)” and (3) replacing “(z)” with “(y)”.

(xi)                           Subsection 4.4(a) of the Credit Agreement is hereby amended by (1) eliminating clause (y) under the last sentence thereof and (2) replacing “(z)” with “(y)”.

(xii)                          Subsection 4.6 of the Credit Agreement is hereby amended by replacing the first sentence thereunder with the following:

“Interest (other than interest based on the Base Rate, the Canadian Prime Rate or the BA Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed; and commitment fees and interest based on the Base Rate, the Canadian Prime Rate or the BA Rate shall be calculated on the basis of a 365-day year (or 366-day year, as the case may be) for the actual days elapsed.”

(xiii)                         Subsection 4.7 of the Credit Agreement is hereby amended by (1) replacing the comma immediately prior to clause (f) thereunder with an “and” and (2) eliminating clause (g) thereunder.

(xiv)                         Subsection 9.1 of the Credit Agreement is hereby amended by amending and restating clause (d) as follows:

“(d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in clauses (a) through (c) of this Subsection 9.1), and such default shall continue unremedied for a period of, in the case of a default with respect to failure to deliver financial statements under Subsection 7.1 or related certificates under Subsection 7.2(b), 90 days, and in the case of any other default, 30 days, in each case after the earlier of (A) the date on which a Responsible Officer of the Borrower Representative becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Borrower Representative by the Administrative Agent or the Required Lenders; or”

(xv)                          Subsection 9.2 of the Credit Agreement is hereby amended by amending and restating clause (a) as follows:

“(a) If any Event of Default occurs and is continuing, then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of Subsection 9.1(f) with respect to any Borrower, automatically the Commitments, if any, shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender)) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders the Administrative Agent shall, by notice to the Borrower Representative, declare the Commitments to be terminated forthwith, whereupon the Commitments, if any, shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower Representative, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender)) to be due and payable forthwith, whereupon the same shall immediately become due and payable.”

(xvi)                         Subsection 10.4 of the Credit Agreement is hereby amended by adding the following new clause (e) at the end thereof:

“(e)       The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration of, submission of, calculation of or any other matter related to the rates referenced in the definition of “LIBOR Rate” or with respect to any comparable or successor rate thereto.”

(xvii)                        Subsection 10.5 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

“If the Administrative Agent, in its sole discretion, determines in good faith with respect to all or any portion of any distribution of funds made hereunder by, or on behalf of, the Administrative Agent to any Lender, Issuing Lender, Participant or other Secured Party (x) that such distribution has been made in error, whether such error is known to the recipient of such distribution or not, or (y) that the recipient of such distribution is not otherwise entitled to receive such distribution under the provisions of this Agreement at such time and in such amount from the Administrative Agent (any such distribution, an “Erroneous Distribution”), then the relevant Lender, Issuing Lender, Participant or other Secured Party shall forthwith repay promptly, but in no event later than one Business Day thereafter, an amount equal to the Erroneous Distribution, together with interest thereon (calculated using the Base Rate) in respect of each day from and including the date such Erroneous Distribution was made, to the Administrative Agent in same day funds. Any good faith determination by the Administrative Agent, in its sole discretion, that all or a portion of any distribution to a Lender, Issuing Lender, Participant or other Secured Party was an Erroneous Distribution shall be conclusive absent manifest error. Each Lender, Issuing Lender, Participant or other Secured Party that receives an Erroneous Distribution waives any defense of discharge for value and any other claim of entitlement to, or in respect of, such Erroneous Distribution. Notwithstanding anything to the contrary herein or in any other Loan Document, (x) without limiting Section 10.6, neither the Parent Borrower nor any other Loan Party shall have any obligations or liabilities directly or indirectly arising out of this Subsection 10.5 in respect of any Erroneous Distribution and (y) nothing in this Subsection 10.5 shall limit any party’s right of subrogation.”

(xviii)                      Schedule A of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule A attached hereto.

         (xix)                        Schedule 1.1(j) of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule B attached hereto.

Section 2.       Interpretation. For purposes of this Sixth Amendment, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.

Section 3.       Effectiveness.

The effectiveness of this Sixth Amendment is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Sixth Amendment Effective Date”):

(i)                             Amendment. The Administrative Agent shall have received this Sixth Amendment executed and delivered by a duly authorized officer of the Borrowers, each Guarantor, each Extending Revolving Credit Lender, the Lenders constituting Required Lenders (determined immediately prior to giving effect to this Sixth Amendment), each Issuing Lender and the Swingline Lender, which shall be an original or facsimile or “.pdf” or “tiff” file unless otherwise specified, and dated as of the Sixth Amendment Effective Date.

(ii)                            Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(1)               executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrowers;

(2)               executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to certain of the Borrowers; and

(3)               executed legal opinion of Blake, Cassels and Graydon LLP, special Canadian counsel to the Canadian Loan Parties.

(iii)                          Officer’s Certificate. The Administrative Agent shall have received a certificate from the Parent Borrower, dated the Sixth Amendment Effective Date, certifying the satisfaction of the condition set forth in clause (vi) below.

(iv)                          Fees. The Administrative Agent and the Lenders, respectively, shall have received all fees related to this Sixth Amendment payable to them to the extent due.

(v)                           Secretary’s Certificate. The Administrative Agent shall have received a certificate from the Loan Parties, dated the Sixth Amendment Effective Date, substantially in the form of Exhibit G-1 (in the case of U.S. Loan Parties) or Exhibit G-2 (in the case of Canadian Loan Parties) to the Credit Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence or incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party.

(vi)                          No Default. There shall not exist any Default or Event of Default under the Credit Agreement.

(vii)                         Prepayment of Accrued Interest and Fees. The Administrative Agent shall have received (i) the Fees Prepayment and the Interest Prepayment and (ii) a notice of conversion or continuation that satisfies the requirements set forth in Section 4.2 of the Credit Agreement.

(viii)                        Amendment to Cash Flow Credit Agreement. The Administrative Agent shall have received, substantially simultaneously with the Sixth Amendment Effective Date, a duly executed version of an amendment to the Cash Flow Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Initial Term Loan Facility (as defined in the Cash Flow Credit Agreement) shall have been refinanced with maturity extended to no earlier than April 12, 2027.

The execution and delivery of this Sixth Amendment by the Extending Revolving Credit Lenders, Issuing Lenders and the Swingline Lender shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent, the Extending Revolving Credit Lenders, the Issuing Lenders and the Swingline Lender that each of the conditions precedent set forth in this Section 3 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 4.               Representations and Warranties. In order to induce the Lenders to consent to this Sixth Amendment, each Borrower with respect to itself and its Restricted Subsidiaries represents and warrants to each of the Lenders and the Agents that on and as of the Sixth Amendment Effective Date, after giving effect to this Sixth Amendment:

(a)            the execution, delivery and performance by each Loan Party party hereto of this Sixth Amendment are within the such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation; and (iii) violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect);

(b)          this Sixth Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)         after giving effect to the amendments set forth in this Sixth Amendment, each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party are true and correct in all material respects on and as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 5.               Waiver. Notwithstanding anything contained in Subsection 2.8 of the Credit Agreement to the contrary, the parties hereto hereby waive any notice requirement or delivery of any certificates or deliverables in addition to those required by Section 3(a) hereof with respect to the Extended Initial Revolving Commitments and any revolving loans made pursuant to thereto.

Section 6.               Effects on Loan Documents; Acknowledgement.

(a)           Except as expressly set forth herein, (i) this Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents on the Sixth Amendment Effective Date. This Sixth Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Sixth Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Sixth Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby. The term “Indemnitees” in the Credit Agreement shall be construed to include the Sixth Amendment Lead Arrangers in their capacities as such.

(b)            Without limiting the foregoing, each of the Loan Parties party to the U.S. Guarantee and Collateral Agreement, the Canadian Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented, waived or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement, the Canadian Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Extending Revolving Credit Lenders) and reaffirms the guaranties made pursuant to the U.S. Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement, as applicable, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of such Loan Party contained in the U.S. Guarantee and Collateral Agreement, the Canadian Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Sixth Amendment and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement, as applicable) include, among other things and without limitation, the prompt and complete payment and performance by the Borrowers or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Revolving Credit Loans made pursuant to the Extended Initial Revolving Commitments.

Section 7.               Post-Closing Real Estate Deliverables. Within 180 days of the Sixth Amendment Effective Date (or such later date as reasonably agreed by the Administrative Agent), the Parent Borrower shall deliver or cause to be delivered to the Collateral Agent, the following documents with respect to that certain Mortgaged Fee Property located at 7301-7311 Fairview St., Houston, Texas 77041, in each case in form and substance reasonably satisfactory to the Administrative Agent:

(i)           an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Sixth Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law; provided, that the applicable Loan Party shall only be obligated to execute and deliver to the Collateral Agent such Mortgage Amendment and shall not be responsible for recording such Mortgage Amendment (other than in respect of fees, taxes and expenses related to such recording) in the event that the Collateral Agent shall fail to do so after such Mortgage Amendment has been executed and delivered;

(ii)          a Form T-38 endorsement to the existing lender’s title insurance policy (or, to the extent a Form T-38 endorsement is not available in the applicable jurisdiction and if reasonably requested by Administrative Agent in light of the value of such Mortgaged Fee Property and the cost and availability of another title product, and whether the delivery of such other title product would be customary in similar circumstances, such other title product as is reasonably satisfactory to the Administrative Agent); and

(iii)        such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the Form T-38 endorsement (or other title product) to the title policy contemplated in this Section 7 and evidence of payment by the Borrowers of all applicable title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment and issuance of such T-38 endorsements (or other title product) to the title policy referred to above.

Section 8.               Fees and Expenses. The U.S. Borrowers, jointly and severally, agree to pay or reimburse the Administrative Agent in accordance with Subsection 11.5 of the Amended Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, including, without limitation, the reasonable and documented fees and disbursements of Cahill, Gordon & Reindel LLP, solely in its capacity as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Lender).

Section 9.               Counterparts. This Sixth Amendment may be executed by one or more of the parties to this Sixth Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 10.             Governing Law. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE PROVISIONS OF SUBSECTION 11.13 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS SIXTH AMENDMENT AS IF SET FORTH HEREIN, MUTATIS MUTANDIS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 11.             Headings. The headings of this Sixth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed, all as of the date first written above.

CORNERSTONE BUILDING BRANDS, INC.,
as Parent Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[ Signature Page to Amendment No. 6]

PLY GEM INDUSTRIES, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ATRIUM WINDOWS AND DOORS, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NCI GROUP, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ROBERTSON-CECO II CORPORATION,
as a U.S. Subsidiary Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[ Signature Page to Amendment No. 6]

GIENOW CANADA INC.,
as a Canadian Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

MITTEN INC.,
as a Canadian Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ROBERTSON BUILDING SYSTEMS LIMITED,
as a Canadian Borrower

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[ Signature Page to Amendment No. 6]

The entities listed below (the “Guarantors”) acknowledge and consent to each of the foregoing provisions of this Sixth Amendment. The Guarantors further acknowledge and agree that all Obligations with respect to this Sixth Amendment shall be fully guaranteed and secured pursuant to the U.S. Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement, as applicable, in accordance with the terms and provisions thereof.

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[ Signature Page to Amendment No. 6]

ALENCO HOLDING CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO INTERESTS, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO TRANS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[ Signature Page to Amendment No. 6]

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

ATRIUM CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

ATRIUM PARENT, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

AWC ARIZONA, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

AWC HOLDING COMPANY

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

BRIDEN ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

BROCKMEYER ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

CANYON ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

CENTRIA

By: NCI Group, Inc., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

By: Robertson-Ceco II Corporation, its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

CENTRIA SERVICES GROUP, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

CENTRIA, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

CHAMPION WINDOW, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS L.P.

By: Environmental Materials, Inc., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

ENVIRONMENTAL STONEWORKS, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL STUCCO LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

GREAT LAKES WINDOW, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

KLEARY MASONRY, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

KROY BUILDING PRODUCTS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

MW MANUFACTURERS INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

MWM HOLDING, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NAPCO, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NEW GLAZING INDUSTRIES, LTD.

By: Glazing Industries Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

PLY GEM HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SCHUYLKILL STONE, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SIMEX, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMONTON INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMONTON WINDOWS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

ST. CROIX ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

STEELBUILDING.COM, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

TALUS SYSTEMS, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

VARIFORM, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

VAN WELL ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

UBS AG, STAMFORD BRANCH, as Administrative Agent, Collateral Agent, a Lender, an Issuing Lender and Swingline Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and an Issuing Lender

By:	/s/ Steve Siravo
Name: Steve Siravo
Title: Senior Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

Barclays bank plc,
as a Lender and an Issuing Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Lender

By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and an Issuing Lender

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

Royal Bank of Canada,
as a Lender and an Issuing Lender

By:	/s/ Stuart Coulter
Name: Stuart Coulter
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

U.S. Bank national association, ACTING THROUGH ITS CANADA BRANCH as a Lender and as an Issuing Lender

By:	/s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

U.S. Bank national association,
as a Lender and as an Issuing Lender

By:	/s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender and an Issuing Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

REGIONS BANK,
as a Lender

By:	/s/ Gregory Garbuz
Name: Gregory Garbuz
Title: Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

MUFG Union Bank, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Paul M. Angland
Name: Paul M. Angland
Title: Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and an Issuing Lender

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By:	/s/ Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as a Lender and an Issuing Lender

By:	/s/ Khallil Benzine
Name: Khallil Benzine
Title: Executive Director

By:	/s/ Michael Bergin
Name: Michael Bergin
Title: Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

Crédit Agricole Corporate and Investment Bank,
as a Lender and an Issuing Lender

By:	/s/ Thibault Rosset
Name: Thibault Rosset
Title: Managing Director

By:	/s/ Amin Issa
Name: Amin Issa
Title: Directory

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

JEFFERIES FINANCE LLC,
as a Lender and an Issuing Lender

By:	/s/ J.R. Young
Name: J.R. Young
Title: Managing Director

JFIN BUSINESS CREDIT FUND I LLC
as a Lender

By:	/s/ J.R. Young
Name: J.R. Young
Title: Managing Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

Sumitomo Mitsui Banking Corporation,
as a Lender and an Issuing Lender

By:	/s/ Glenn Autorino
Name: Glenn Autorino
Title: Managing Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

SCHEDULE A

to

SIXTH AMENDMENT

SCHEDULE A

Commitments and Addresses

U.S. FACILITY COMMITMENTS

REVOLVING LENDER	COMMITMENT	ADDRESS
UBS AG, Stamford Branch	$44,016,666.67	600 Washington Boulevard Stamford, Connecticut 06901

JPMorgan Chase Bank, N.A.	$44,016,666.67	383 Madison Avenue New York, New York 10179

Deutsche Bank AG New York Branch	$40,375,000.00	60 Wall Street New York, New York 10005

Barclays Bank PLC	$44,016,666.67	745 Seventh Avenue New York, NY 10019

Goldman Sachs Bank USA	$36,416,666.67	200 West Street New York, NY 10282

Bank of America, N.A.	$44,016,666.67	One Bryant Park New York, New York 10036

Royal Bank of Canada	$40,375,000.00	200 Vesey Street New York, New York 10281

JFIN Business Credit Fund I LLC	$17,100,000.00	520 Madison Avenue New York, New York 10022

Jefferies Finance LLC	$1,266,666.66	520 Madison Avenue New York, New York 10022

MUFG Union Bank, N.A.	$26,362,500.00	1221 Avenue of the Americas New York, New York 10020

Natixis, New York Branch	$22,404,166.67	1251 Avenue of the Americas New York, New York 10020

Crédit Agricole Corporate and Investment Bank	$18,366,666.66	1301 Avenue of the Americas New York, NY 10019

U.S. Bank National Association	$40,849,999.99	100 Pearl Street, 14th Floor Hartford, CT 06103

Regions Bank	$28,500,000.00	1180 West Peachtree Street NW, Suite 1000 Atlanta, GA 30309

Credit Suisse AG, Cayman Islands Branch	$23,750,000.00	Eleven Madison Avenue New York, New York 10010

Sumitomo Mitsui Banking Corporation	$11,875,000.00	Eleven Madison Avenue New York, New York 10010

TOTAL:	$483,708,333.33

CANADIAN FACILITY COMMITMENTS

REVOLVING LENDER	COMMITMENT	ADDRESS
UBS AG, Stamford Branch	$11,583,333.33	600 Washington Boulevard Stamford, Connecticut 06901

JPMorgan Chase Bank, N.A.	$11,583,333.33	383 Madison Avenue New York, New York 10179

Deutsche Bank AG New York Branch	$10,625,000.00	60 Wall Street New York, New York 10005

Barclays Bank PLC	$11,583,333.33	745 Seventh Avenue New York, NY 10019

Goldman Sachs Bank USA	$9,583,333.33	200 West Street New York, NY 10282

Bank of America, N.A.	$11,583,333.33	One Bryant Park New York, New York 10036

Royal Bank of Canada	$10,625,000.00	200 Vesey Street New York, New York 10281

JFIN Business Credit Fund I LLC	$4,500,000.00	520 Madison Avenue New York, New York 10022

Jefferies Finance LLC	$333,333.34	520 Madison Avenue New York, New York 10022

MUFG Union Bank, N.A.	$6,937,500.00	1221 Avenue of the Americas New York, New York 10020

Natixis, New York Branch	$5,895,833.33	1251 Avenue of the Americas New York, New York 10020

Crédit Agricole Corporate and Investment Bank	$4,833,333.34	1301 Avenue of the Americas New York, NY 10019

U.S. Bank National Association	$10,750,000.01	185 Asylum Street Hartford, CT 06103

Regions Bank	$7,500,000.00	1180 West Peachtree Street NW, Suite 1000 Atlanta, GA 30309

Credit Suisse AG, Cayman Islands Branch	$6,250,000.00	Eleven Madison Avenue New York, New York 10010

Sumitomo Mitsui Banking Corporation	$3,125,000.00	277 Park Avenue New York, NY 10172

TOTAL:	$127,291,666.67

SCHEDULE B

to

SIXTH AMENDMENT

SCHEDULE 1.1(j)

L/C Commitments

U.S. FACILITY L/C COMMITMENTS

Issuing Lender	L/C Commitment
UBS AG, Stamford Branch	$8,187,906.98
JPMorgan Chase Bank, N.A.	$8,187,906.98
Deutsche Bank AG New York Branch	$7,674,418.61
Barclays Bank PLC	$8,187,906.98
Goldman Sachs Bank USA	$7,116,279.07
Bank of America, N.A.	$8,187,906.98
Royal Bank of Canada	$7,674,418.61
Jefferies Finance LLC	$3,778,604.65
MUFG Union Bank, N.A.	$4,906,046.51
Natixis, New York Branch	$4,072,713.18
Crédit Agricole Corporate and Investment Bank	$3,778,604.65
U.S. Bank National Association	$7,224,031.00
Credit Suisse AG, Cayman Islands Branch	$3,348,837.20
Sumitomo Mitsui Banking Corporation	$1,674,418.60
Total	$84,000,000.00

CANADIAN FACILITY L/C COMMITMENTS

Issuing Lender	L/C Commitment
UBS AG, Stamford Branch	$2,046,976.74
JPMorgan Chase Bank, N.A.	$2,046,976.74
Deutsche Bank AG New York Branch	$1,918,604.65
Barclays Bank PLC	$2,046,976.74
Goldman Sachs Bank USA	$1,779,069.77
Bank of America, N.A.	$2,046,976.74
Royal Bank of Canada	$1,918,604.65
Jefferies Finance LLC	$944,651.16
MUFG Union Bank, N.A.	$1,226,511.63
Natixis, New York Branch	$1,018,178.30
Crédit Agricole Corporate and Investment Bank	$944,651.16
U.S. Bank National Association	$1,806,007.75
Credit Suisse AG, Cayman Islands Branch	$837,209.31
Sumitomo Mitsui Banking Corporation	$418,604.66
Total	$21,000,000.00